EXHIBIT 99.3


                             IN RE: FN ESTATE, INC.
                                    DEBTORS.

                                CASE NO. 03-23143

                        REPORTING PERIOD: DECEMBER, 2004





             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

--------------------------------------------------------------------------------

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting Period :  December, 2004

                                                           FN ESTATE, INC.
                                                       MONTHY OPERATING REPORT
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                     FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.                ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                      X
------------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)              X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journals                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                      X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                      X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
       Copies of tax returns filed during reporting period                                                X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Listing of aged accounts payable                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Debtor                                                                                Date

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Joint Debtor                                                                          Date

/s/ R. Barry Borden                                                                                February 18, 2005
-----------------------------------------------------------------------------                      ---------------------------------
Signature of Authorized Individual*                                                                Date

R. Barry Borden                                                                                    Chairman and President
-----------------------------------------------------------------------------                      ---------------------------------
Printed Name of Authorized Individual                                                              Title of Authorized Individual


                                                               Page 1

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                     Reporting  Period :  December, 2004

                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                       CURRENT      CUMULATIVE
                                                        MONTH     FILING TO DATE
--------------------------------------------------------------------------------
                                                        ACTUAL        ACTUAL
--------------------------------------------------------------------------------
 CASH - BEGINNING OF MONTH *                          3,395,138         938,508
--------------------------------------------------------------------------------
 RECEIPTS:
 Collection of Accounts Receivable                      191,004      12,815,662
 Asset Sale Proceeds (Net)                                   --       6,512,269
 Other                                                   28,592       6,870,992
--------------------------------------------------------------------------------
 TOTAL RECEIPTS                                         219,596      26,198,923
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DISBURSEMENTS:
--------------------------------------------------------------------------------
 Payroll and Related Benefits                            30,396       5,636,367
 Travel and Entertainment                                 1,265          87,521
 Insurance                                                   --         220,780
 Utilities                                                   --       9,633,543
 Occupancy                                                   --         757,737
 Other                                                       --             537
 G&A                                                    190,033       7,428,752
--------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                                    242,539      23,765,236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET CASH FLOW                                          (22,944)      2,433,687
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CASH - END OF MONTH                                  3,372,194       3,372,194
--------------------------------------------------------------------------------

 * ENDING CASH INCLUDES $314,352.85 OF RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).


                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                     242,539
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts                          3,311
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                          239,228
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                Case No. 03-23143
Debtors.                                                                              Reporting Period :  December, 2004

                                                     FN ESTATE, INC.
                                                   BANK RECONCILIATION
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------
                                                      BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------
                     WACHOVIA       WACHOVIA
                     OPERATING      CREDIT    SILICON                   CORP        JANNEY      PETTY
                     DIP            CARD *    VALLEY **    HSBC ***     DEBIT     MONTGOMERY     CASH        TOTAL
                     ---------------------------------------------------------------------------------------------------
BALANCE PER BOOKS    $2,449,098.76  $   --    $    --    $314,317.85    $ 92.98   $608,169.21   $515.59   $3,372,194.39

BANK BALANCE         $2,494,124.02            $    --    $314,317.85    $ 92.98   $608,169.21   $515.59   $3,417,219.65
Plus:
  Deposits
    In Transit                                                                                                       --
Less: Outstanding
  Checks                (45,025.26)                                                                          (45,025.26)
Other: Adjustment                                                                                                    --
                     ---------------------------------------------------------------------------------------------------
BALANCE PER BOOKS    $2,449,098.76  $   --    $    --    $314,317.85    $ 92.98   $608,169.21   $515.59   $3,372,194.39
                     ===================================================================================================

*   CLOSED 12-7-04
**  CLOSED 12-13-04
*** BANK ACCOUNT HSBC REPRESENTS RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------


                                                         Page 3

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting Period :  December, 2004
                                                           FN ESTATE, INC.
                                            DISBURSEMENTS FOR PERIOD 12/1/04 TO 12/31/04
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
TRX DATE     JRNL NO.  AUDIT TRAIL    TRANSACTION      REFERENCE                       NAME                                  AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
WACHOVIA OPERATING ACCOUNT
   12/2/2004  476,433  PMCHK00001452    Check            38076                            Capital Recovery Corporation       661.78
   12/2/2004  476,434  PMCHK00001452    Check            38077                            Dun & Bradstreet                   204.44
   12/2/2004  476,435  PMCHK00001452    Check            38078                            Research Foundation Of SUNY     23,776.66
   12/2/2004  476,437  PMCHK00001453    Check            38079                            Capital Recovery Corporation         9.00
   12/2/2004  476,438  CMTRX00003086    ACH              Payroll Taxes ck date 12-2-04    ADP                              9,808.81
   12/3/2004  476,445  CMTRX00003087    ACH              Payroll fees                     ADP                                192.30
   12/6/2004  476,449  CMXFR00000254    Transfer Out     XFR000005690                     Wachovia Credit Card Acct.           5.00
   12/7/2004  476,464  PMCHK00001454    Check            38080                            Integrity Personnel                401.38
   12/7/2004  476,466  PMCHK00001455    Check            38081                            Stock Trans                        450.00
  12/10/2004  476,499  CMTRX00003091    ACH              Payroll fees                     ADP                                280.01
  12/14/2004  476,503  CMTRX00003093    ACH              Payroll ck date 12/16/04         ADP                              8,012.55
  12/16/2004  476,507  PMCHK00001456    Check            38082                            Integrity Personnel                548.22
  12/16/2004  476,513  PMCHK00001457    Check            38083                            Deluxe Business Checks And Solutions70.44
  12/16/2004  476,514  PMCHK00001457    Check            38084                            Dun & Bradstreet                     2.65
  12/16/2004  476,515  PMCHK00001457    Check            38085                            Rufus Harvey                       518.75
  12/16/2004  476,516  PMCHK00001457    Check            38086                            Central Self Storage               415.99
  12/16/2004  476,517  PMCHK00001457    Check            38087                            US Lec                           2,929.00
  12/16/2004  476,518  CMTRX00003094    ACH              Payroll taxes ck date 12/16/04   ADP                              3,372.00
  12/16/2004  476,519  CMTRX00003095    ACH              Payroll taxes ck date 12/16/04   ADP                                  0.25
  12/22/2004  476,521  PMTRX00002420    Wire Out         12346 - TKO Collection Fee       Capital Recovery Corporation       160.00
  12/22/2004  476,527  PMCHK00001458    Check            38089                            Huron Consulting Group           5,000.00
  12/24/2004  476,529  CMTRX00003097    ACH              Payroll fees                     ADP                                336.92
  12/27/2004  476,530  PMTRX00002422    Wire Out         Lee Park cure payments           Lee Park Investors
                                                                                            - settlement                  17,500.00
  12/27/2004  476,531  PMTRX00002423    Wire Out         Fees Aug1 to 15Nov04             Schnader Harrison Segal        141,825.25
  12/28/2004  476,532  CMTRX00003098    ACH              Payroll ck date 12/30/04         ADP                              5,810.04
  12/30/2004  476,561  PMCHK00001459    Check            38092                            Integrity Personnel                450.33
  12/30/2004  476,562  PMCHK00001459    Check            38093                            Capital Recovery Corporation     1,175.00
  12/30/2004  476,563  PMCHK00001459    Check            38094                            Delaware Secretary Of State         87.50
  12/30/2004  476,564  PMCHK00001459    Check            38095                            Britt Murdoch                    2,500.00
  12/30/2004  476,565  PMCHK00001459    Check            38096                            Doug Michels                     2,500.00
  12/30/2004  476,566  PMCHK00001459    Check            38097                            Ward Schultz                     3,333.34
  12/30/2004  476,567  PMCHK00001459    Check            38098                            Petty Cash Custodian - Pat Bose     21.85
  12/30/2004  476,568  PMCHK00001459    Check            38099                            Patricia Bose                      156.53
  12/30/2004  476,569  PMCHK00001459    Check            38100                            LMA Group, Inc                   3,216.68
  12/30/2004  476,570  PMTRX00002427    Wire Out         Alxnet commission                Capital Recovery Corporation       945.00
  12/30/2004  476,571  CMTRX00003100    ACH              Payroll Taxes ck date 12/30/04   ADP                              2,111.04
  12/31/2004  476,572  CMTRX00003101    ACH              Payroll fees                     ADP                                192.30

SILICON VALLEY BANK
  12/13/2004  476,500  CMXFR00000255    Transfer Out     Transfer to Wachovia to close account                             3,311.24

OTHER
  various                                                Bank Service Charges on multiple accounts                           247.17
                                                                                                                        ------------
Total Disbursements                                                                                                     $ 242,539.42


                                                               Page 4

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period :  December, 2004

                                 FN ESTATE, INC.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                   CUMULATIVE
                                                     DECEMBER    FILING TO DATE
--------------------------------------------------------------------------------
Net Revenues                                      $     663,133   $  15,520,301
Cost of Sales                                                --      10,981,525
                                                  ------------------------------
  GROSS MARGIN                                    $     663,133   $   4,538,776

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                    $          --   $     932,435
  G&A Payroll Expenses                                   19,136       4,048,967
  Occupancy Expenses                                      3,345         412,537
  Bankruptcy Expenses                                   127,706       3,394,816
  General and Administrative Expenses                   113,933       3,793,746
  Depreciation and Amortization                              --       2,594,695
                                                  ------------------------------
     TOTAL SG&A EXPENSES                          $     264,120   $  15,177,195
                                                  ------------------------------
  Operating Income (Loss)                         $     399,013   $ (10,638,419)

OTHER INCOME (EXPENSE):
  Interest Expense                                $          --   $   3,720,371
  Interest Income                                         3,192         (21,894)
  Other                                                 (37,793)     (6,265,690)
  Impairment  / Restructuring Charges                        --      17,053,482
                                                  ------------------------------
TOTAL OTHER INCOME (EXPENSE)                      $     (34,601)  $  14,486,269


                                                  ------------------------------
Net Income Including Reorganization Items         $     364,412   $   3,847,850
================================================================================


REORGANIZATION ITEMS:
Professional Fees                                 $     127,706   $   3,383,566
U.S. Trustee Quarterly Fee                                   --          14,500
Interest Earned on Accumulated Cash from Ch.11               --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                  ------------------------------
TOTAL REORGANIZATION ITEMS                        $     127,706   $   3,398,066

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period :  December, 2004

                                 FN ESTATE, INC.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
   Cash & Cash Equivalents                                        $   3,057,877
   Restricted Cash                                                      314,318

   Accounts Receivable                                                2,630,692
   Less: Allowance for doubtful accounts                              2,602,870
                                                                  --------------
      NET ACCOUNTS RECEIVABLE                                            27,822

   Prepaid and Other Current Assets                                     122,274

   Notes and Other Receivables  - US Lec                                 24,438

   Property and Equipment, net                                              850
   Other Assets                                                         865,806
                                                                  --------------
      TOTAL ASSETS                                                $   4,413,385
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                              REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
   Accounts Payable                                               $     115,834
   Other Accrued Liabilities                                          2,359,416
   Deferred Revenue                                                          --
                                                                  --------------
                                                                      2,475,250

   Other Liabilities                                                     13,662
                                                                  --------------
      TOTAL POSTPETITION LIABILITIES                                  2,488,912

      DUE TO RELATED COMPANIES                                       12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
   Secured Debt                                                          20,602
   Priority Debt                                                         32,844
   Unsecured Debt                                                    16,377,716
                                                                  --------------
      TOTAL PRE-PETITION LIABILITIES                                 16,431,162

STOCKHOLDERS' EQUITY:
   Common and Preferred Stock                                        78,434,584
   Note Receivable                                                      (75,880)
   Accumulated deficit                                             (103,526,355)
   Treasury Cost                                                     (1,427,252)
                                                                  --------------
      TOTAL SHAREHOLDERS EQUITY                                     (26,594,903)

                                                                  --------------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                         $   4,413,385
================================================================================

                                         UNITED STATES BANKRUPTCY COURT
                                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                       Case No. 03-23143
Debtors.                                                                     Reporting Period :  December, 2004

                                                FN ESTATE, INC.
                                          STATUS OF POSTPETITION TAXES
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                    BEGINNING       AMOUNT
                                       TAX          WITHHELD        AMOUNT              CHECK NO.  ENDING TAX
                                    LIABILITY      OR ACCRUED        PAID     DATE PAID   OR EFT    LIABILITY
---------------------------------------------------------------------------------------------------------------
FEDERAL
===============================================================================================================
Withholding                         $      --     $ 8,522.95    $ 8,522.95  12/2,12/16,   EFT       $       --
                                                                            12/30/04
FICA - Employee                            --       2,254.96      2,254.96  12/2,12/16,   EFT               --
                                                                            12/30/04
FICA - Employer                      3,577.46         883.44      2,254.96  12/2,12/16,   EFT         2,205.94
                                                                            12/30/04
Unemployment                               --             --            --                                  --
Income                                     --                                                               --
Other                                      --                                                               --
---------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $3,577.46     $11,661.35    $13,032.87                          $ 2,205.94
===============================================================================================================
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
Withholding                         $      --     $ 1,119.41    $ 1,119.41  12/2,12/16,   EFT       $       --
                                                                            12/30/04
Sales                                 (304.76)            --            --                             (304.76)
Excise                                     --                                                               --
Unemployment and Disability                --          24.75         24.75  12/2,12/16,   EFT               --
                                                                            12/30/04
Real Property                              --                                                               --
Personal Property                          --                                                               --
Other: OPT                                 --             --            --                                  --
       State Corp                          --                                                               --
       Local                               --                                                               --
---------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL            $ (304.76)    $ 1,144.16    $ 1,144.16                           $ (304.76)
---------------------------------------------------------------------------------------------------------------
Total Taxes                         $3,272.70     $12,805.51    $14,177.03                           $1,901.18
===============================================================================================================


                                     SUMMARY OF UNPAID POST PETITION DEBTS
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                   0 - 30     31 - 60     61 - 90      OVER 90         TOTAL
---------------------------------------------------------------------------------------------------------------
Accounts Payable                               $    (4.37)  $    0.00    $3,479.02   $ 44,385.19   $ 47,859.84
Wages Payable                                   22,887.37                                            22,887.37
Taxes Payable                                    1,901.18                                             1,901.18
Rent / Leases - Building                               --          --           --      3,137.96      3,137.96
Rent / Leases - Equipment                              --          --           --     45,647.92     45,647.92
Secured Debt / Adequate Protection Payments                                                                 --
Professional Fees                                                  --           --     19,188.69     19,188.69
Amounts Due to Insiders *                                                                                   --
Other:                                                                                                      --
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                       $24,784.18   $      --    $3,479.02   $112,359.76   $140,622.96
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------


                                                     Page 7

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                            Reporting Period: December, 2004

                                                           FN Estate, Inc
                                      POST-PETITION ACCOUNTS PAYABLE AGING AS OF DECEMBER 31, 2004
                                                                                               31 to    61 to       91 to
     Vendor ID                  Name            Class ID       Type        Balance   Current     60       90         120    Over 120
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657   DELL FINANCIAL SERVICES       NET 30   LEASE-EQUIP      5,571.17    0.00       0.00      0.00      0.00   5,571.17
FOREFINANCIAL     Fore Financial Services       NO TERMS LEASE-EQUIP     34,403.35    0.00       0.00      0.00      0.00  34,403.35
GE90132782128     GE CAPITAL                    NET 30   LEASE-EQUIP      2,452.80    0.00       0.00      0.00      0.00   2,452.80
GECAPITAL-NR      GE Capital                    NO TERMS LEASE-EQUIP      1,293.85    0.00       0.00      0.00      0.00   1,293.85
TOSHIBA90132782   TOSHIBA AMERICA INFO SYS INC. NET 45   LEASE-EQUIP        928.56    0.00       0.00      0.00      0.00     928.56
TOSHIBA90132065   Toshiba America Information   NET 30   LEASE-EQUIP         81.70    0.00       0.00      0.00      0.00      81.70
TOSHIBA90132154   Toshiba America Information   NET 30   LEASE-EQUIP        916.49    0.00       0.00      0.00      0.00     916.49
                                                                       -------------------------------------------------------------
                                                                         45,647.92    0.00       0.00      0.00      0.00  45,647.92

GATEWAY-SL        Gateway Realty New Jersey LLC NET 30   LEASE-R.E.       2,250.00    0.00       0.00      0.00      0.00   2,250.00
GOSNELL PROP-NA   Gosnell Properties, Inc.      NET 30   LEASE-R.E.         260.58    0.00       0.00      0.00      0.00     260.58
BRIDGEWATER       Bridgewater Place, L.L.C.     NET 30   LEASE-RESTRUC      335.04    0.00       0.00      0.00      0.00     335.04
STATETOWER        State Tower of Syracuse Asso  NET 30   LEASE-RESTRUC       32.34    0.00       0.00      0.00      0.00      32.34
RALPHPARKING      Ralph Parking Company         NET 30   LEASE-TOWER        135.00    0.00       0.00      0.00      0.00     135.00
WILDER            WILDER 4 CORNERS ASSOCIATES   NET 30   LEASE-TOWER        125.00    0.00       0.00      0.00      0.00     125.00
                                                                       -------------------------------------------------------------
                                                                          3,137.96    0.00       0.00      0.00      0.00   3,137.96

COZEN & OCONNOR   Cozen & OConnor               NO TERMS PROF             3,479.02    0.00       0.00      0.00  3,479.02       0.00
J B EDWARDS FIN   J B Edwards Financial                  PROF               709.67    0.00       0.00      0.00      0.00     709.67
RSM MCGLADREY     RSM McGladrey, Inc.           NET 30   PROF            15,000.00    0.00       0.00      0.00      0.00  15,000.00
                                                                       -------------------------------------------------------------
                                                                         19,188.69    0.00       0.00      0.00  3,479.00  15,709.67

ADELP5310000014   Adelphia Business Solutions   NET 45   TELCO              955.21    0.00       0.00      0.00      0.00     955.21
ADELP5330000030   Adelphia Business Solutions   NET 45   TELCO            3,727.14    0.00       0.00      0.00      0.00   3,727.14
ATT6109540488     AT&T                          MAIN     TELCO               35.40    0.00       0.00      0.00      0.00      35.40
ATT8001-990-874   AT&T                          NET 45   TELCO           47,941.47    0.00       0.00      0.00      0.00  47,941.47
ATT80020301505    AT&T                          NET 45   TELCO            6,190.55    0.00       0.00      0.00      0.00   6,190.55
CONESTOGATELECO   Conestoga Tel. & Tel. Co.     NET 45   TELCO              410.49    0.00       0.00      0.00      0.00     410.49
CTSI7170846610    CTSI                          NET 45   TELCO            1,870.38    0.00       0.00      0.00      0.00   1,870.38
ADELPH526000018   PECO ADELPHIA                 NET 45   TELCO              316.22    0.00       0.00      0.00      0.00     316.22
PECO5260000035    Peco Adelphia Communications  NET 45   TELCO              845.71    0.00       0.00      0.00      0.00     845.71
PECO5320000002    Peco/Hyperion-Allentown       NET 45   TELCO           19,877.17    0.00       0.00      0.00      0.00  19,877.17
SPRINT            Sprint                        MAIN     TELCO              365.36    0.00       0.00      0.00      0.00     365.36
TELCOV521000018   TELCOVE                       NET 45   TELCO              198.60    0.00       0.00      0.00      0.00     198.60
VERIZON61061409   VERIZON                       NET 30   TELCO               72.14    0.00       0.00      0.00      0.00      72.14
VERIZON61080703   VERIZON                       NET 30   TELCO              957.92    0.00       0.00      0.00      0.00     957.92
VERIZON61080709   VERIZON                       NO TERMS TELCO              995.53    0.00       0.00      0.00      0.00     995.53
VERIZON84545251   VERIZON                       NET 30   TELCO               (4.37)  (4.37)      0.00      0.00      0.00       0.00
                                                                       -------------------------------------------------------------
                                                                         36,813.45   (4.37)      0.00      0.00      0.00  36,817.82

CITY OF GRAND R   City of Grand Rapids          NET 30                      988.66    0.00       0.00      0.00      0.00     988.66
BARZLINDAK-CR     Linda Barz                    NO TERMS                     23.90    0.00       0.00      0.00      0.00      23.90
MERCANTEC         Mercantec, Inc.               MAIN                      8,381.25    0.00       0.00      0.00      0.00   8,381.25
PECOENERGY-NR     Peco Energy                   NO TERMS                  1,652.58    0.00       0.00      0.00      0.00   1,652.58
                                                                       -------------------------------------------------------------
                                                                         11,046.39    0.00       0.00      0.00      0.00  11,046.39

                                                                       -------------------------------------------------------------
Totals                                                                  115,834.41   (4.37)      0.00      0.00  3,479.02 112,359.76
====================================================================================================================================

                                                               Page 8

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting Period :  December, 2004


                                 FN ESTATE, INC.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,048,827
+ Amounts billed during the period                                           --
- Amounts collected during the period                                  (191,004)
+ Adjustments (Credit Memos, Debit Memos, journal entries)             (227,131)
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 2,630,692
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $    (9,449)
31 - 60 days old                                                         (3,804)
61 - 90 days old                                                        (17,235)
91+ days old                                                          2,661,181
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             2,630,692
Amount considered uncollectable (Bad Debt)                           (2,602,870)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $    27,822
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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